UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2017

General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-12983 (Commission File Number)	06-1398235 (IRS Employer Identification No.)

4 Tesseneer Drive Highland Heights, Kentucky 41076-9753 (Address of principal executive offices, including zip code)

(859) 572-8000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 18, 2017, at the General Cable Corporation (the “Company”) 2017 Annual Meeting of Stockholders, stockholders approved the General Cable Corporation Stock Incentive Plan (the “Amended Plan”).  The Amended Plan is an amendment and restatement of the General Cable Corporation 2005 Stock Incentive Plan. A summary of the material terms of the Amended Plan is incorporated herein by reference from pages 56-70 of the Company’s proxy statement for the 2017 Annual Meeting of Stockholders, as filed with the SEC on April 3, 2017 (the “2017 Proxy Statement”). The summary of the Amended Plan included in the 2017 Proxy Statement is not intended to be complete and is qualified in its entirety by reference to the Amended Plan, which is attached as Exhibit 99.1 to this current report and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 18, 2017, the Company held its 2017 Annual Meeting of Stockholders. At the Annual Meeting, stockholders voted on and approved five proposals, each of which is described in more detail in the 2017 Proxy Statement. The final results of the stockholder vote were as follows:
Proposal 1 - Election of directors:

	For	Against	Abstain	Broker Non-Votes
Sallie B. Bailey	41,226,491	1,232,310	61,433	3,981,462
Edward C. Hall, III	41,281,511	1,176,357	62,366	3,981,462
Gregory E. Lawton	39,555,542	2,901,627	63,065	3,981,462
Michael T. McDonnell	41,850,447	627,464	42,323	3,981,462
Craig P. Omtvedt	39,689,110	2,768,265	62,859	3,981,462
Patrick M. Prevost	41,317,382	1,160,793	42,059	3,981,462
John E. Welsh, III	39,594,798	2,864,069	61,367	3,981,462
Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2017:

For	Against	Abstain	Broker Non-Votes
43,756,410	2,722,708	22,578	—
Proposal 3 - Advisory approval of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
41,211,126	1,213,648	95,460	3,981,462
Proposal 4 - Advisory approval of the vote frequency on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain
36,317,138	75,701	5,513,668	613,727
Proposal 5 - Approval of the General Cable Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
38,744,563	3,719,605	56,066	3,981,462

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	General Cable Corporation Stock Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

May 23, 2017	By:	/s/ EMERSON C. MOSER
Emerson C. Moser
Senior Vice President, General Counsel and Corporate Secretary